UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview, Suite 1000, Englewood, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Item 7.	Financial Statements and Exhibits.

(c) Exhibit

99.1	Press release of CSG Systems International, Inc. dated July 29, 2003.

Item 12.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12 (Results of Operations and Financial Condition). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 29, 2003, CSG Systems International, Inc. (“CSG”) issued a press release relating to the results of its operations for the three months ended June 30, 2003. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ RANDY WIESE
Randy Wiese, Principal Accounting Officer

2

CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated July 29, 2003.

3